Bramshill Multi-Strategy Income Fund

Class A Shares (BDKAX)

Class C Shares (BDKCX)

Class T Shares (BDKDX)

Institutional Class Shares (BDKNX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 15, 2025, to the currently effective

Prospectus, Statement of Additional Information (“SAI”)

and Summary Prospectus

Important Notice Regarding Class T Shares

Based upon the recommendation of Liberty Street Advisors, Inc., the investment advisor to the Bramshill Multi-Strategy Income Fund (the “Fund”), the Board of Trustees of the Trust has approved the termination of the Fund’s Class T Shares, effective immediately. As a result, effective immediately, all references to the Fund’s Class T Shares in the Prospectus, SAI and Summary Prospectus are deleted in their entirety. The Fund does not currently offer Class T Shares.

Changes to the Fund’s Ticker Symbols

In addition, effective January 2, 2026 (the “Effective Date”), the Fund’s ticker symbols will change as set forth in the table below. As a result, as of the Effective Date, all references to the Fund’s ticker symbols in the Prospectus, SAI and Summary Prospectus will be updated accordingly.

Share Class	Current Ticker Symbol	New Ticker Symbol
Class A Shares	BDKAX	BRLAX
Class C Shares	BDKCX	BRLCX
Institutional Class Shares	BDKNX	BRLMX

Please file this Supplement with your records.